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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  October 7, 1996
                                                   ---------------

                         ONLINE SYSTEM SERVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


                                   Colorado
                                   --------
                (State or other jurisdiction of incorporation)




                         ONLINE SYSTEM SERVICES, INC.
                         ----------------------------
          (Name of Small Business Issuer as Specified in its Charter)

     0-28462                                            84-1293864
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Commission File Number                                   I.R.S. Employer
                                                   Identification number

1800 Glenarm Place, Suite 800, Denver, Colorado                    80202
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(Address of principal executive offices)                       (Zip code)

Issuer's telephone number, including area code:  (303) 296-9200
                                                 --------------


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------


(a)      Previous independent accountants.
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(i)    On October 7, 1996, Online System Services, Inc. ("the Company")
       dismissed Jones, Jensen & Company as its independent accountants effective October 7, 1996.

(ii) The reports of Jones, Jensen and Company, regarding the Company's consolidated financial statements since the Company's inception on March 22, 1994 through December 31, 1995, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a qualification in Jones, Jensen and Company's report dated February 9, 1996 concerning the Company's ability to continue as a going concern.

(iii) The Company's board of directors approved the decision to change independent accountants. The Company does not currently have an audit committee of the board of directors.

(iv) In connection with the Company's audits since its inception on March 22, 1994 through December 31, 1995 and through October 7, 1996, there have been no disagreements with Jones, Jensen and Company on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Jones, Jensen and Company would have caused them to make reference thereto in their reports on the financial statements for such years.

(v) Since the Company's inception on March 22, 1994 and through October 7, 1996, there have been none of the kinds of events described in Regulation, S-K Item 304(a)(1) (v).

(vi) The Company has requested that Jones, Jensen & Company furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 8, 1996, is filed as Exhibit 16 to this Form 8-K.

(b)    New independent accountants.

(i) On October 7, 1996, the Company engaged Arthur Andersen LLP as its new independent accountants for the fiscal year ending December 31, 1996.

(ii) Since its inception on March 22, 1994 and through October 7, 1996 the Company did not engage or consult with Arthur Andersen LLP regarding the matters described in Regulation S-K, Item 304(a)(2), but did discuss with Arthur Andersen LLP its engagement fees and standard engagement terms for serving as the Company's auditors.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.



                                       ONLINE SYSTEM SERVICES, INC.


Dated:  October 9, 1996                By /s/ Robert M. Geller
                                         ---------------------
                                         Robert M. Geller,
                                         Chief Financial Officer


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